Ex. 28(j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the caption “Financial Highlights” in each Prospectus of State Street Aggregate Bond Index Fund, State Street Aggregate Bond Index Portfolio, State Street Emerging Markets Equity Index Fund, State Street Equity 500 Index Fund, State Street Equity 500 Index II Portfolio, State Street Global Equity ex-U.S. Index Fund, State Street Global ex-U.S. Index Portfolio, State Street Hedged International Developed Equity Index Fund, State Street Institutional Liquid Reserves Fund, State Street Institutional Treasury Money Market Fund, State Street Institutional Treasury Plus Money Market Fund, State Street Institutional U.S. Government Money Market Fund, State Street International Developed Equity Index Fund, State Street Small Cap Emerging Markets Equity Index Fund, State Street Small/Mid Cap Equity Index Fund, State Street Small/Mid Cap Equity Index Portfolio, State Street Strategic Real Return Portfolio, State Street Target Retirement Fund, State Street Target Retirement 2015 Fund, State Street Target Retirement 2020 Fund, State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035 Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target Retirement 2050 Fund, State Street Target Retirement 2055 Fund, State Street Target Retirement 2060 Fund, State Street Disciplined Global Equity Fund, State Street Disciplined U.S. Equity Fund, State Street Disciplined International Equity Fund, State Street Global Value Spotlight Fund, State Street Asia Pacific Value Spotlight Fund, State Street European Value Spotlight Fund, State Street U.S. Value Spotlight Fund, State Street International Value Spotlight Fund, State Street 60 Day Money Market Portfolio, State Street Cash Reserves Portfolio, State Street Institutional Liquid Assets Portfolio, State Street Current Yield Portfolio, State Street Conservative Income Portfolio, State Street Ultra Short Bond Portfolio, State Street Small Cap Emerging Markets Equity Fund, State Street Strategic Real Return Fund, Neuberger Berman Money Fund, and VanEck Money Fund, and “Counsel and Independent Registered Public Accounting Firm” in each Statement of Additional Information in Post-Effective Amendment No. 240 to the Registration Statement (Form N-1A, No. 333-30810) of State Street Institutional Investment Trust and to the incorporation by reference of our reports dated February 27, 2017, with respect to the financial statements of State Street Aggregate Bond Index Fund, State Street Aggregate Bond Index Portfolio, State Street Emerging Markets Equity Index Fund, State Street Equity 500 Index Fund, State Street Equity 500 Index II Portfolio, State Street Global Equity ex-U.S. Index Fund, State Street Global Equity ex-U.S. Index Portfolio, State Street Hedged International Developed Equity Index Fund, State Street Institutional Liquid Reserves Fund, State Street Institutional Treasury Money Market Fund, State Street Institutional Treasury Plus Money Market Fund, State Street Institutional U.S. Government Money Market Fund, State Street Small/Mid Cap Equity Index Fund, State Street Small/Mid Cap Equity Index Portfolio, State Street Target Retirement Fund, State Street Target Retirement 2015 Fund, State Street Target Retirement 2020 Fund, State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035 Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target Retirement 2050 Fund, State Street Target Retirement 2055 Fund, State Street Target Retirement 2060 Fund, State Street Disciplined Global Equity Fund, State Street Disciplined U.S. Equity Fund, State Street Disciplined International Equity Fund, State Street Global Value Spotlight Fund, State Street Asia Pacific Value Spotlight Fund, State Street European Value Spotlight Fund, State Street U.S. Value Spotlight Fund, and State Street International Value Spotlight Fund, included in the respective Annual Reports for the year or periods ended December 31, 2016.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 27, 2017

State Street: Limited Access